Summary of Significant Accounting Policies	9 Months Ended
Sep. 30, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Accounting Principles

We prepared the consolidated financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States of America. We had no significant components of other comprehensive income (loss) during any of the periods presented, as such, a consolidated statements of comprehensive income (loss) is not presented.

Principles of Consolidation

Our consolidated financial statements include the accounts of Impinj, Inc. and our wholly-owned subsidiaries Impinj RFID Technology (Shanghai) Co., Ltd., located in China, Impinj UK Ltd., located in United Kingdom, Impinj Japan LLC, located in Japan, and Impinj International, Ltd., located in the Cayman Islands. All intercompany transactions have been eliminated in consolidation.

Revision

In the consolidated statements of operations, the Company corrected the classification of certain expenses in prior periods related to depreciation which had not previously been allocated. During the years ended December 31, 2014 and 2015 and nine months ended September 30, 2015, respectively, cost of product revenue increased $89,000, $128,000 and $72,000 (unaudited), research and development expenses increased $398,000, $574,000 and $324,000 (unaudited), sales and marketing expenses increased $163,000, $236,000 and $134,000 (unaudited) and general and administrative expenses decreased $650,000, $938,000 and $530,000 (unaudited).  Management evaluated these errors and determined that they were not material to any prior period.  There was no change to net income as a result of the correction.

Reclassification

On the consolidated balance sheet, as a result of the retrospective adoption of ASU No. 2015-03 discussed below under the section captioned “—Recent Accounting Pronouncements,” debt issuance costs that are immaterial as of December 31, 2014 have been reclassified from other current and other non-current assets to be presented as an offset of the associated current and long-term debt balances.

Unaudited Interim Financial Information

The consolidated financial statements as of September 30, 2016, and for the nine months ended September 30, 2015 and 2016 are unaudited. All disclosures as of September 30, 2016 and for the nine months ended September 30, 2015 and 2016, presented in the notes to the consolidated financial statements are unaudited. These unaudited interim consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements and, in the opinion of management, reflect all normal recurring adjustments necessary for a fair statement of our financial position as of September 30, 2016 and results of operations and cash flows for the nine months ended September 30, 2015 and 2016. The results of operations for the nine months ended September 30, 2016 are not necessarily indicative of the results to be expected for 2016 or for other interim periods or for future periods.

Initial Public Offering (Unaudited)

On July 26, 2016, we closed our initial public offering of 5,520,000 shares of common stock at an initial price to the public of $14.00 per share, including 720,000 shares of common stock pursuant to the underwriters’ option to purchase additional shares, resulting in aggregate net proceeds to us of $68.5 million after deducting underwriting discounts and commissions and offering costs. Upon the effectiveness of the registration statement related to the initial public offering on July 20, 2016, all of our outstanding shares of redeemable convertible preferred stock and outstanding preferred stock warrants, which automatically net exercised, converted into 8,522,837 shares and 56,409 shares, respectively, of common stock. The related carrying value of the redeemable convertible preferred stock and warrants of $106.1 million and $505,000, respectively, were reclassified to common stock and additional paid-in capital.

Reverse Stock Split

On June 16, 2016, our board of directors and stockholders approved an amendment to our certificate of incorporation to effect a reverse split of shares of our authorized, issued and outstanding common stock and redeemable convertible preferred stock at a 1-for-12 ratio. The reverse stock split was effected on July 8, 2016. The par value of our common stock and the par value of our redeemable convertible preferred stock were not adjusted as a result of the reverse stock split. All authorized, issued and outstanding shares of common stock and redeemable convertible preferred stock, warrants for common stock and redeemable convertible preferred stock, options to purchase common stock and the related per share amounts contained in these consolidated financial statements have been retroactively adjusted to reflect this reverse stock split for all periods presented.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant estimates and judgments that we rely upon in preparing our consolidated financial statements include revenue recognition, reserve for returns, collectability of accounts receivable, inventory obsolescence, depreciable lives of fixed assets, the determination of the fair value of stock awards and warrants, estimated costs to complete development contracts, warranty obligations, accrued liabilities and deferred revenue. Actual results could differ from our estimates.

Concentrations of Risks

Financial instruments that subject us to concentrations of credit risk consist primarily of cash equivalents and accounts receivable. These instruments are generally unsecured and uninsured. We extend credit to customers based upon an evaluation of the customer’s financial condition and generally collateral is not required. Total revenue and accounts receivable concentration is presented in the following tables:

	YEAR ENDED DECEMBER 31,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2015	2015	2016
			(unaudited)
Revenue:
Customer A	11%	14%	14%	19%
Customer B	11	10	9	9
Customer C	14	9	8	11
Customer D	6	15	13	10
Customer E	12	16	19	13
	54%	64%	63%	62%

	AS OF DECEMBER 31,		AS OF SEPTEMBER 30,
	2014	2015	2015	2016
			(unaudited)
Accounts Receivable:
Customer A	14%	15%	12%	19%
Customer B	16	11	7	10
Customer C	10	12	28	17
Customer D	10	20	10	12
Customer E	5	4	15	9
	55%	62%	72%	67%

We outsource the manufacturing and production of our hardware products to a limited number of suppliers. Although there are a limited number of manufacturers for hardware products, we believe that other suppliers could provide similar products on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would adversely affect our operating results.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash deposits. We deposit our cash and cash equivalents primarily with one major financial institution, and our balances consistently exceed federally insured limits. We have not experienced any losses on our cash and cash equivalents. We define cash and cash equivalents to be all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in ASC 605, Revenue Recognition. This ASU is based on the principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The ASU also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. The effective date for this ASU will be the first quarter of fiscal year 2018 using one of two retrospective application methods. Early adoption is permitted as of the first quarter of fiscal year 2017. We have not yet determined the potential effects of this ASU on our consolidated financial statements or selected a transition method.

In July 2015, the FASB issued ASU No. 2015-11, Simplifying the Measurement of Inventory (Topic 330). The amendments require the measurement of inventory at the lower of cost or net realizable value; where net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. For public entities, the amendments are effective for fiscal years beginning after December 31, 2016, including interim periods within those fiscal years and early adoption is permitted. We have not elected to early adopt ASU No. 2015-11 and the potential effect of this ASU on our consolidated financial statements has not been determined.

In August 2015, the FASB issued ASU No. 2015-03, Simplifying the Presentation of Debt Issuance Costs (Subtopic 835-30). The amendments require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. For public entities, the amendments are effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years and early adoption is permitted. We have elected to early adopt ASU No. 2015-03 effective for the third quarter of fiscal 2015 on a retrospective basis; the amounts are not material and accordingly the adoption did not have a material impact on our consolidated financial statements.

In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes (Topic 740). The amendments require that deferred tax assets and liabilities be classified as noncurrent in our consolidated balance sheet. For public entities, the amendments are effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years and early adoption is permitted. We have not elected to early adopt ASU No. 2015-17 and the potential effects of this ASU on our consolidated financial statements has not been determined.

In February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” This standard will require all leases with durations greater than twelve months to be recognized on the balance sheet and is effective for interim and annual reporting periods beginning after December 15, 2018, although early adoption is permitted. We believe adoption of this standard will have a significant impact on our Consolidated Balance Sheets. Although we have not completed our assessment, we do not expect the adoption to change the recognition, measurement or presentation of lease expenses within the Consolidated Statements of Operations and Cash Flows. Information about our undiscounted future lease payments and the timing of those payments is included in Note 9, “Commitments and Contingencies.”

In March 2016, the FASB issued ASU No. 2016-07, “Investments—Equity Method and Joint Ventures (Topic 323).” This standard eliminates the requirement that when an existing cost method investment qualifies for use of the equity method, an investor must restate its historical financial statements, as if the equity method had been used during all previous periods. Under the new guidance, at the point an investment qualifies for the equity method, any unrealized gain or loss in accumulated other comprehensive income (loss) (“AOCI”) will be recognized through earnings. The standard is effective for interim and annual reporting periods beginning after December 15, 2016, although early adoption is permitted. We early adopted this standard during the three months ended March 31, 2016. As we have no available-for-sale or cost-basis investments that qualified for use of the equity method, adoption had no impact on our consolidated financial statements.

In March 2016, the FASB issued ASU No. 2016-09, “Compensation—Stock Compensation (Topic 718).” This standard makes several modifications to Topic 718 related to the accounting for forfeitures, employer tax withholding on share-based compensation and the financial statement presentation of excess tax benefits or deficiencies. ASU No. 2016-09 also clarifies the statement of cash flows presentation for certain components of share-based awards. The standard is effective for interim and annual reporting periods beginning after December 15, 2016, although early adoption is permitted. We elected to early adopt this new guidance in the third quarter of fiscal year 2016. The primary impact of adoption was that we changed the manner in which we account for forfeitures. We now account for forfeitures as they occur, rather than an estimate of expected forfeitures, resulting in the recognition of a net cumulative effect adjustment of $215,000 (unaudited) as an increase to our accumulated deficit as of July 1, 2016. The adoption had no other material impact to any periods presented on our consolidated financial statements.

In June 2016, FASB issued ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326). This standard requires the use of an expected loss impairment model for instruments measured at amortized cost. For available-for-sale debt securities, an entity is required to recognize an allowance for credit losses rather than as a write-down. This standard is effective for interim and annual reporting periods beginning after December 15, 2019, and early adoption is permitted for interim and annual reporting periods beginning after December 15, 2018. The adoption of this guidance requires a cumulative-effect adjustment to retained earnings as of the beginning of the first reporting period in which the guidance is effective. We have not yet determined the timing of adoption or the potential effects of this ASU on our consolidated financial statements.

Fair Value of Financial Instruments

The carrying value of short-term financial instruments including cash equivalents, accounts receivable, accounts payable, accrued compensation and employee-related benefits and accrued liabilities approximate fair value due to the short-term maturities of these instruments. We did not hold any financial instruments with a carrying value materially different from their fair value, based on quoted market prices or rates for the same or similar instruments or internal valuation models.

Fair Value Measurement

We establish the fair value of our assets and liabilities using the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and a fair value hierarchy based on the inputs used to measure fair value. The three levels of the fair value hierarchy are as follows:

Level 1—Quoted prices in active markets for identical instruments.

Level 2—Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

Level 3—Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

Our assessment of the significance of a particular input to the fair value measurement requires management to make judgments and consider factors specific to the asset or liability. The fair values of our long-term debt approximates carrying value based on the borrowing rates currently available to us for loans with similar terms using level 2 inputs. Our convertible preferred stock contains redemption provisions and therefore our warrants issued to purchase such Series 2 redeemable convertible preferred stock are classified as liabilities and recorded at fair value. These preferred stock warrants are subject to remeasurement at each consolidated balance sheet date and any change in fair value is recognized as a component of other income (expense), net.

Whenever possible, we use observable market data and rely on unobservable inputs only when observable market data is not available to determine fair value. The following tables summarize our liabilities measured at fair value on a recurring basis:

				FAIR VALUE AT DECEMBER 31,
	LEVEL 1	LEVEL 2	LEVEL 3	2014
	(in thousands)
Convertible preferred stock warrants	$—	$—	$3,568	$3,568
Total liabilities measured at fair value	$—	$—	$3,568	$3,568

				FAIR VALUE AT DECEMBER 31,
	LEVEL 1	LEVEL 2	LEVEL 3	2015
	(in thousands)
Convertible preferred stock warrants	$—	$—	$2,865	$2,865
Total liabilities measured at fair value	$—	$—	$2,865	$2,865

The following table provides a roll-forward of the fair value of the preferred stock warrant liabilities categorized as Level 3 for the years ended December 31, 2014 and 2015 and for the nine months ended September 30, 2016 (in thousands):

Balance at December 31, 2014	$3,568
Remeasure of convertible preferred stock warrants	(703)
Balance at December 31, 2015	2,865
Remeasurement of convertible preferred stock warrants	(559)
Exercise of preferred stock warrants	(1,801)
Conversion of preferred stock warrants into common stock warrants at initial public offering	(505)
Balance at September 30, 2016 (unaudited)	$—

Our Series 2 redeemable convertible preferred stock warrant liabilities are categorized as Level 3 because they are valued based on unobservable inputs and our judgment due to the absence of quoted market prices, inherent lack of liquidity and the long-term nature of such financial instruments. We perform a fair value assessment of the preferred stock warrant liabilities on a quarterly basis using the Black-Scholes model and the following variable input assumptions: Series 2 redeemable convertible preferred stock fair market value of $21.48 and $19.20 at December 31, 2014 and 2015, respectively, Series 2 redeemable convertible preferred stock exercise price of $9.318 per share, remaining contractual lives of the warrants ranging from one to seven years, volatility of 50% and risk-free interest rates ranging from 0.6% to 2.1%. The assumptions used in the Black-Scholes model are inherently subjective and involve significant judgment. Any change in fair value is recognized as a component of other income (expense). As of September 30, 2016, we had no Series 2 redeemable convertible preferred stock warrants outstanding (unaudited).

Our investments consist of fixed income securities, which include U.S. government agency securities and corporate notes and bonds. The fair value measurement of these assets is based on observable market-based inputs or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

The following tables present the balances of assets measured at fair value on a recurring basis, by level within the fair value hierarchy, as of the date presented, all such balances as of December 31, 2014 and 2015 were $0:

	SEPTEMBER 30, 2016
	LEVEL 1	LEVEL 2	LEVEL 3
	(in thousands) (unaudited)
Cash equivalents:
Money market funds	$35,883	$—	$—
Short-term investments:
U.S. government agency securities	—	5,006	—
Corporate notes and bonds	—	9,057	—
Total assets measured at fair value	$35,883	$14,063	$—

Accounts Receivable

Accounts receivable consists of amounts billed currently due from customers and amounts earned not yet billed on development agreements, net of an allowance for doubtful accounts and an allowance for sales returns and price exceptions. The allowance for doubtful accounts is our best estimate of the amount of probable credit losses in existing accounts receivable and is determined based on historical write-off experience and on specific customer accounts believed to be a collection risk. Account balances are written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. We record our sales returns and price exceptions allowance based on historical returns experience.

The following table summarizes our allowance for doubtful accounts:

	BALANCE AT BEGINNING OF YEAR	CHARGED TO COSTS AND EXPENSES	WRITE- OFFS	BALANCE AT END OF YEAR
	(in thousands)
Allowance for doubtful accounts:
For 2014	$58	$(8)	$—	$50
For 2015	50	15	—	65

The following table summarizes our allowance for sales returns and price exceptions:

	BALANCE AT BEGINNING OF YEAR	CHARGED TO COSTS AND EXPENSES	WRITE- OFFS	BALANCE AT END OF YEAR
	(in thousands)
Allowance for sales returns and price exceptions:
For 2014	$347	$450	$(485)	$312
For 2015	312	393	(485)	220

Inventory

Inventories consist of a combination of raw materials, work-in-progress and finished goods and are stated at the lower of cost or market. Cost is determined using the average costing method, which approximates the first in, first out, or FIFO, method. We establish reserves for excess and obsolete inventory based on our analysis of inventory levels and future sales forecasts.

Inventories consisted of the following at:

	DECEMBER 31,		SEPTEMBER 30,
	2014	2015	2016
			(unaudited)
	(in thousands)
Raw materials	$752	$852	$1,839
Work-in-process	2,584	3,269	5,543
Finished goods	5,718	7,716	13,104
Total Inventory	$9,054	$11,837	$20,486

Inventory write-downs are included in cost of revenue and were $538,000 and $191,000 for 2014 and 2015, respectively. We sold inventory previously written-down of $0 and $492,000 for 2014 and 2015, respectively. We specifically identify inventory to write down by considering various factors at each reporting date, including inventory age, forecasted demand, new product release schedules, market conditions and other related factors. In considering forecasted demand, we also evaluate the likelihood of market adoption and demand from end users based upon each product’s lifecycle stage, longevity and historical product sales trends. Estimating the value of our inventory requires considerable judgment. Changes in our judgment could have a material impact on our results of operations, financial position and cash flows.

Long-Lived Assets and Intangible Assets

Long-lived assets include property and equipment. We assess the carrying value of our long-lived assets and intangible assets with a definite life when indicators of impairment exist, and we recognize an impairment loss when the carrying amount of an asset is not recoverable from the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Impairment losses are measured by comparing the carrying amount of a long-lived asset to its fair value.

Identifiable intangible assets comprise purchased customer lists, patents and developed technologies. Identifiable intangible assets are amortized over their estimated useful lives, ranging from four to eight years, using the straight-line method, which approximates the expected use of these assets.

We record property and equipment at cost, determine depreciation using the straight-line method over the estimated useful lives of the assets, capitalize additions and improvements that increase the value or extend the life of an asset, expense ordinary repairs and maintenance as incurred, and amortize leasehold improvements over the shorter of the term of the lease or the estimated useful lives of the assets.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the net identified assets acquired in a business combination. We evaluate our goodwill for impairment annually on September 30 or when indicators for impairment exist, and we write down goodwill when impaired. To evaluate goodwill for impairment, we qualitatively assess whether it is more likely than not that the fair value of our sole reporting unit is less than the carrying amount. If so, we proceed to the first step of the goodwill impairment test in which we identify potential impairment by performing a quantitative assessment, comparing the fair value of the reporting unit to the potentially impaired, and we proceed to step two of the impairment analysis in which we record an impairment loss equal to the excess. Indicators of impairment in our qualitative assessment would include: the impacts of significant adverse changes in legal factors; market and economic conditions; the result of our operational performance and strategic plans; adverse actions by regulators; unanticipated changes in competition and market share; and the potential for sale or disposal of all or a significant portion of our business. A significant impairment could have a material adverse effect on our financial position and results of operations. No impairment charge for goodwill was recorded during 2014 and 2015 and for the nine months ended September 30, 2016 (unaudited).

Revenue Recognition

We generate revenue from sales of our hardware and software products, development and service agreements and licensing agreements. We recognize product revenue when: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the price is fixed or determinable; and (4) collection is probable.

Hardware products are typically considered delivered upon shipment. Certain arrangements contain provisions for customer acceptance. Where we are unable to demonstrate that the customer acceptance provisions are met on shipment, revenue is deferred until all acceptance criteria have been met or the acceptance clause or contingency lapses.

For the sale of products to a distributor, we evaluate our ability to estimate returns, considering a number of factors including, the geography in which a sales transaction originates, payment terms and our relationship and past history with the distributor. Distributor agreements do not generally provide for a right of return for refund but do typically provide for a right of return in exchange for other similar products, subject to time and quantity limitations. If we are not able to estimate returns at the time of sale to a distributor, revenue recognition is deferred until there is persuasive evidence indicating the product has sold-through to an end user. Persuasive evidence of sell-through may include reports from distributors documenting sell-through activity, data indicating an order has shipped to an end user or other similar information. At the time of revenue recognition, we record reserves for sales returns which are estimated based on historical activity and expectations of future experience. We monitor and analyze actual experience and adjust reserves on a quarterly basis.

Our reader and gateway products are sold in combination with a limited hardware warranty against manufacturer defect. Our hardware warranty includes access to repair or replacement of hardware in the event of breakage or failure resulting directly from a manufacturer defect; this warranty is provided to all customers and considered an integral part of the initial product sale. Certain software is integrated with our reader and gateway products and is essential to the functionality of the integrated products. We also sell other software that configures, manages and controls readers which is not considered essential to the functionality of the hardware product.

Our multi-element arrangements generally include a combination of hardware products, extended warranty, support and other non-essential software. We allocate revenue to software and non-software deliverables based on their relative fair value. Accounting principles establish a hierarchy to determine the selling price to be used for allocating revenue to non-software deliverables as follows: (1) vendor-specific objective evidence of selling price, or VSOE; (2) third-party evidence of selling price, or TPE; and (3) best estimated selling prices, or ESP. VSOE generally exists only when we sell the deliverable separately and is the price actually charged by us for that deliverable on a stand-alone basis. When VSOE cannot be established, we attempt to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately. We are unable to reliably determine what similar competitor products’ selling prices are on a stand-alone basis and are therefore typically not able to determine TPE. When we are unable to establish selling price using VSOE or TPE, we use ESP in the allocation of arrangement consideration. The objective of ESP is to determine the price at which we would transact a sale if the product or service were sold on a stand-alone basis.

Our ESPs for all products and services are calculated using a method consistent with the way management prices new products. We consider multiple factors in developing the ESPs for our products including our historical pricing and discounting practices, the costs incurred to manufacture the product or deliver the service, the nature of the customer relationship and market trends. In addition, we may consider other factors as appropriate, including the pricing of competitive alternatives if they exist and product-specific business objectives. We regularly review VSOE and ESP and maintain internal controls over the establishment and updates of these estimates.

For software deliverables, we recognize revenue in accordance with industry specific software accounting guidance for stand-alone software licenses and related support services. Revenue from software deliverables that do not require significant production, modification or customization of our software is generally recognized when: (1) delivery has occurred; (2) there is no customer acceptance clause in the contract; (3) there are no significant post-delivery obligations remaining; (4) the price is fixed; and (5) collection of the resulting receivable is reasonably assured. For transactions where we have established VSOE for the fair value of support services as measured by the renewal prices paid by our customers when the services are sold separately on a stand-alone basis, we use the residual method to determine the amount of software product revenue to be recognized. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the sales amount is recognized as license revenue. Support services revenue is deferred and recognized ratably over the period during which the services are to be performed, which is typically from one to three years. In those instances where we have not established VSOE of our support services, the license and service revenue is recognized on a straight-line basis over the support period.

Amounts allocated to extended support services sold with our reader products are deferred and recognized on a straight-line basis over the support services term.

We account for nonrecurring engineering development agreements that involve significant production, modification or customization of our products by generally recognizing the revenue over the performance period using the percentage of completion, or POC, method. Advance payments under these agreements are deferred and recognized as earned. Under the POC method of accounting, sales and gross profit are recognized as work is performed based on the relationship between actual costs incurred and total estimated costs to complete the contract. Changes to the original estimates may be required during the life of the contract. Estimates are reviewed quarterly and the effect of any change in the estimated profitability for a contract is reflected in cost of sales. The use of the POC method of accounting involves considerable use of estimates in determining revenue, costs and profits and in assigning the amounts to accounting periods. We account for licensing and service agreements that do not involve significant production, modification or customization of our products generally by recognizing the revenue ratably over the performance period; advance payments under these agreements are initially deferred.

We present revenue net of sales tax in our consolidated statements of operations. Shipping charges billed to customers are included in product revenue and the related shipping costs are included in cost of product revenue.

Guarantees and Product Warranties

In the normal course of business to facilitate sales of our products, we indemnify other parties, including customers, distributors, resellers and parties to other transactions with us, with respect to certain matters. We have agreed to hold the other party harmless against losses arising from a breach of representations or covenants, from intellectual property infringement and from other claims made against certain parties. These agreements may limit the time within which an indemnification claim can be made and the amount of the claim. It is not possible to determine the maximum potential amount under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.

We provide limited warranty coverage for most products, generally ranging from a period of 90 days to one year from the date of shipment. A liability is recorded for the estimated cost of product warranties based on historical claims, product failure rates and other factors when the related revenue is recognized. We review these estimates periodically and adjust the warranty reserves as actual experience differs from historical estimates or other information becomes available. The warranty liability primarily includes the anticipated cost of materials, labor and shipping necessary to repair or replace the product. Accrued warranty costs in 2014 and 2015 were not material.

Research and Development Costs

Research and development costs are expensed as incurred and consist of salaries and related benefits of product development personnel, contract developers, prototype materials and other expenses related to the development of new and improved products.

Foreign Currency

The functional currency for all of our subsidiaries is the U.S. dollar. All of the assets and liabilities of these entities denominated in local currency are remeasured to U.S. dollars at year-end exchange rates and all revenue and expenses are measured at average rates during the respective period. Gains and losses resulting from the remeasurement of assets and liabilities, as well as, foreign currency transaction gains and losses occurring as a result of the effect of exchange rate changes on transactions denominated in currencies other than U.S. dollars are included in other income (expense), net in the period of exchange. The net effect of foreign currency gains and losses was not material in 2014 and 2015 and for the nine months ended September 30, 2016 (unaudited).

Income Taxes

We use the liability method of accounting for income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect when such assets and liabilities are recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the year that includes the enactment date. We determine deferred tax assets, including historical net operating losses, and deferred tax liabilities, based on temporary differences between the book and tax bases of assets and liabilities. We believe that it is currently more likely than not that our deferred tax assets will not be realized and as such, we have recorded a full valuation allowance for these assets.

We utilize a two-step approach for evaluating uncertain tax positions. First, we evaluate recognition, which requires us to determine if the weight of available evidence indicates that a tax position is more likely than not to be sustained upon audit, including resolution of related appeals or litigation processes, if any. If a tax position is not considered more likely than not to be sustained, no benefits of the position are recognized. Second, we measure the uncertain tax position, which is based on the largest amount of benefit which is more likely than not to be realized on effective settlement. This process involves estimating our actual current tax exposure, including assessing the risks associated with tax audits, together with assessing temporary differences resulting from the different treatment of items for tax and financial reporting purposes. If actual results differ from our estimates, our net operating loss and credit carryforwards could be materially impacted.

Stock-Based Compensation

We have a stock-based compensation plan that is more fully described in Note 8.

We account for stock-based compensation at fair value. Stock-based compensation costs are recognized based on their grant date fair value estimated using the Black-Scholes model. Stock-based compensation expense recognized in the statement of operations is based on stock options expected to vest and has been reduced by an estimated forfeiture rate based on our historical and expected employee forfeiture patterns.

We use the straight-line method of allocating stock-based compensation cost over the requisite service period of the related award. We estimated the expected term of options granted based on expectations of historical experience of similar awards and expectations of future employee behavior. We estimated the risk-free interest rate for the expected term of the options based on the U.S. Treasury yield curve in effect at the time of grant. Our estimate of expected volatility is based on the estimated volatility of similar entities whose share prices are publicly available. We have not paid and do not anticipate paying cash dividends on common stock; therefore, the expected dividend yield is assumed to be zero.

We account for equity instruments issued to nonemployees at fair value. We value all transactions in which we receive services for the issuance of equity instruments using the fair value of the services received or by using the Black-Scholes model. The measurement date of the fair value of the equity instrument issued is the earlier of the date on which the counterparty’s performance is complete or the date on which it is probable that performance will occur. Stock-based compensation expense on options granted to nonemployees was not material for 2014 and 2015 and for the nine months ended September 30, 2016 (unaudited).

Warrant Liability

We account for warrant liabilities at fair value. Warrant liability costs are recognized based on their grant date fair value estimated using the Black-Scholes model. To date, all warrants have been issued in connection with entering into or refinancing of our credit facilities and the costs of the warrants were accounted for as a debt discount which is amortized and recognized in interest expense over the term of the associated credit facility. Warrants issued to purchase preferred stock are adjusted to fair value at each period end as estimated using the Black-Scholes model and the associated change in fair value is included in other income (expense), net.

Net Loss per Share Attributable to Common Stockholders

Net loss per share attributable to common stockholders is computed by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding. We have outstanding stock options, unvested common stock subject to repurchase, warrants and convertible preferred stock, which are included in the calculation of diluted net loss attributable to common stockholders per share whenever to do so would be dilutive.

We calculate basic and diluted net loss per share attributable to common stockholders in conformity with the two-class method required for companies with participating securities. We consider all series of convertible preferred stock to be participating securities. Under the two-class method, the net loss attributable to common stockholders is not allocated to the convertible preferred stock as the holders of convertible preferred stock do not have a contractual obligation to share in losses.

The diluted net loss per share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period. For purposes of this calculation, convertible preferred stock, options to purchase common stock and warrants to purchase common stock and convertible preferred stock are considered potentially dilutive securities but have been excluded from the calculation of diluted net loss per share attributable to common stockholders as their effect is antidilutive. Basic and diluted net loss per share was the same for each period presented, as the inclusion of all potential common shares outstanding would have been antidilutive.

The following table provides a reconciliation of the numerator and denominator used in computing basic and diluted net loss per share attributable to common stockholders:

	FOR THE YEAR ENDED DECEMBER 31,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2015	2015	2016
			(unaudited)
	(in thousands, except per share amounts)
Numerator:
Net income (loss)	$297	$900	$82	$(1,776)
Less: Accretion of preferred stock	(11,301)	(11,301)	(8,476)	(6,258)
Net loss attributable to common stockholders — basic and diluted	$(11,004)	$(10,401)	$(8,394)	$(8,034)
Denominator:
Weighted-average common shares outstanding	3,489	4,067	3,997	8,117
Weighted-average unvested shares of common stock subject to repurchase	(151)	(174)	(184)	(126)
Weighted-average shares used to compute net loss per share attributable to common stockholders — basic and diluted	3,338	3,893	3,813	7,991
Net loss per share attributable to common stockholders — basic and diluted	$(3.30)	$(2.67)	$(2.20)	$(1.01)

The following outstanding options, warrants and shares of preferred stock were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because their effect would have been antidilutive:

	FOR THE YEAR ENDED DECEMBER 31,		NINE MONTHS ENDED SEPTEMBER 30,
	2014	2015	2015	2016
			(unaudited)
	(in thousands)
Redeemable convertible preferred stock	7,885	7,885	7,885	—
Common stock warrants	25	25	25	—
Redeemable convertible preferred stock warrants	264	264	264	—
Unvested shares of common stock subject to repurchase	216	136	154	141
Stock options	2,007	1,896	2,158	2,272

Risks and Uncertainties

Inherent in our business are various risks and uncertainties, including that we are developing advanced technologies and new applications in a rapidly changing industry. These risks include the failure to develop and extend our products and the rejection of our products by consumers, as well as other risks and uncertainties. If we do not successfully implement our business plan, certain assets may not be recoverable, certain liabilities may not be paid and investments in our capital stock may not be recoverable. Our success depends upon the acceptance of our technology, development of sales and distribution channels and our ability to generate significant revenue from the use of our technology.

Deferred Offering Costs

Deferred offering costs, consisting of legal, accounting and other fees and costs related to our planned initial public offering, are capitalized. The deferred offering costs will be offset against proceeds upon the closing of the offering. If the offering is terminated, all of the deferred offering costs will be expensed within income from operations. There were $637,000 of capitalized deferred offering costs as of December 31, 2015.

The deferred offering costs were offset against proceeds upon the closing of the offering. These costs of approximately $3.4 million (unaudited) were deferred through the completion of the initial public offering and, upon the closing date of July 26, 2016, were reclassified to additional paid-in capital as a reduction of the proceeds.